ACKNOWLEDGEMENT OF
FORFEITURE OF SHARES

April 7, 2011

Reference is hereby made to that certain Business Combination Agreement, dated as of January 9, 2011, as amended by that certain Amendment to Business Combination Agreement, dated February 18, 2011, Amendment No. 2 to Business Combination Agreement, dated March 17, 2011 and Amendment No. 3 to the Business Combination Agreement dated April 7, 2010,  in each case by and among 57th Street General Acquisition Corp., a Delaware corporation (“Parent”), 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Crumbs Holdings LLC, a Delaware limited liability company (the “Company”), the members of the Company as set forth on the signature page thereto (each a “Member” and, collectively, the “Members”), and the representatives of the Company and the Members (the “Member Representatives”) (as amended, the “Business Combination Agreement”).

In order to induce the Company and the Members to enter into Amendment No. 3 to the Business Combination Agreement and in consideration of the mutual covenants and agreements contained herein and in the Business Combination Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby acknowledges and agrees as follows:

1.           Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Business Combination Agreement.

2.           At the Effective Time, One Hundred Fifty Thousand (150,000) shares of Common Stock issued to the Parent Founder shall be canceled without any further consideration.

3.           On or prior to the Closing, Parent and Parent Founder shall, subject only to paragraph 4 hereof, irrevocably direct Continental Stock Transfer & Trust Company to cancel the foregoing shares of Common Stock effective as of the Effective Time.

4.           Solely in the event the Closing is not consummated, this Acknowledgement of Forfeiture of Shares shall be void and of no further force and effect, the foregoing One Hundred Fifty Thousand (150,000) shares of Common Stock issued to the Parent Founder shall not be canceled, and Parent and Parent Founder shall direct Continental Stock Transfer & Trust Company to that effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement as of the date first written above.

57TH STREET GAC HOLDINGS LLC

By:	/s/ Mark Klein
Name: Mark Klein
Title: Chairman and Chief Executive Officer

Acknowledged and agreed:

57TH STREET GENERAL ACQUISITION CORP.

By:	/s/ Mark Klein
Name:	Mark Klein
Title:	Chairman and Chief Executive Officer